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SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of The
Securities Exchange Act of 1934

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21st Century Insurance Group
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21ST CENTURY INSURANCE GROUP
6301 Owensmouth Avenue
Woodland Hills, CA 91367

INFORMATION STATEMENT

NOTICE OF ACTION SHAREHOLDER BY WRITTEN CONSENT
TAKEN ON OR ABOUT OCTOBER 17, 2003

This Information Statement, which is being mailed to shareholders on or about November 14, 2003, is furnished in accordance with the requirements of Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended, by 21st Century Insurance Group, a California corporation (the "Company").

To the Shareholders:

Notice is hereby given that the holders of a majority of the outstanding shares of the Company's common stock have acted by written consent to approve the following actions:

  1.
  Changing the Company's state of incorporation from California to Delaware pursuant to a merger of the Company with and into a wholly-owned Delaware subsidiary; and

  2.
  The adoption of a form of indemnity agreement for the Company's officers and directors.

Only shareholders of record at the close of business on October 22, 2003 are being given notice of the Action by Written Consent. Since the actions above have been approved by a majority of the outstanding shares of our voting stock, no proxies were or are being solicited. We anticipate that the reincorporation will become effective on or after December 4, 2003 and that the indemnity agreements will be entered into upon the effective date of the reincorporation.

This is not a notice of a meeting of stockholders and no stockholder meeting will be held to consider any matter described herein.

Sincerely,
ROBERT M. SANDLER Chairman of the Board

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

21ST CENTURY INSURANCE GROUP

INFORMATION STATEMENT

GENERAL INFORMATION

General

This information is being provided to the shareholders of 21st Century Insurance Group, a California corporation (the "Company"), in connection with the action by written consent of the holders of a majority of the Company's issued and outstanding shares, in lieu of a special meeting, to approve (i) changing the Company's state of incorporation from California to Delaware pursuant to a merger of the Company with and into a wholly owned subsidiary of the Company organized under the laws of the State of Delaware (the "Reincorporation") and (ii) a form of indemnity agreement for the Company's directors and officers (the "Indemnity Agreement"). The Company's board of directors approved all the actions proposed in this Information Statement on October 16, 2003.

Record Date and Voting Securities

Only shareholders of record at the close of business on October 22, 2003 are entitled to notice of the action taken, as described herein. On October 22, 2003, the Company had outstanding 85,435,505 shares of common stock, no par value (the "Common Stock"), each of which was entitled to one vote.

The Reincorporation requires the consent of the holders of a majority of the shares of Company's outstanding Common Stock. Shareholder ratification or approval of the form of Indemnity Agreement is not required by law, however, because the Company's directors and officers (who will be the directors and officers of the Delaware corporation surviving the merger) will be parties to the Indemnity Agreements and the beneficiaries of the rights conferred by such agreements, the board of directors believes that it is appropriate to submit to the shareholders the proposal to approve the form of Indemnity Agreement.

There will be no vote by the shareholders of the Company on the Reincorporation or the Indemnity Agreements because each of those items has already been approved by the written consent of a majority of the outstanding shares of the Company's Common Stock, as permitted pursuant to Section 603 of the California General Corporation Law.

On October 17, 2003, the holders of a majority of the Company's voting power approved the Reincorporation and the form of Indemnity Agreement.

This Information Statement was first mailed to the Company's shareholders on or about November 14, 2003.

PROPOSAL ONE

REINCORPORATION UNDER THE LAWS
OF THE STATE OF DELAWARE

INTRODUCTION

The Company's board of directors believes that the best interests of the Company and its shareholders would be served by the Company's reincorporating under the laws of the State of Delaware (the "Reincorporation"). For purposes of the discussion of the Reincorporation, the term "21st Century California" refers to the Company and the term "21st Century Delaware" refers to the new Delaware corporation that will be the successor to 21st Century California.

To effect a change in the Company's state of incorporation from California to Delaware, 21st Century California and 21st Century Delaware have entered into an Agreement and Plan of Merger, a copy of which is attached hereto as Appendix A (the "Merger Agreement"), which Merger Agreement was approved by the boards of directors of both 21st Century California and 21st Century Delaware. Pursuant to the Merger Agreement, 21st Century California will merge with and into 21st Century Delaware, and 21st Century Delaware will continue as the surviving corporation. Generally, the assets and liabilities of 21st Century California will become the assets and liabilities of 21st Century Delaware. Each outstanding share of 21st Century California Common Stock will automatically be converted into one share of common stock of 21st Century Delaware, par value $0.001 per share (the "21st Century Delaware Common Stock") upon the effective date of the merger. Shareholders of 21st Century California will have no dissenters' rights of appraisal with respect to the Reincorporation. See "Significant Differences Between the Corporation Laws of California and Delaware—Appraisal or Dissenters' Rights."

Each certificate representing shares of 21st Century California Common Stock will continue to represent the same number of shares of 21st Century Delaware Common Stock. It will not be necessary for shareholders to exchange their existing share certificates for share certificates of 21st Century Delaware. However, shareholders may exchange their certificates if they so choose. New certificates for shares of 21st Century Delaware Common Stock may be obtained by surrendering certificates representing shares of presently outstanding Common Stock to the Company's transfer agent, American Stock Transfer & Trust Company, together with any documentation required to permit the exchange. Once the merger is consummated, American Stock Transfer & Trust Company will also be the transfer agent for 21st Century Delaware.

Under California law, the affirmative vote of a majority of the outstanding shares of 21st Century California is required for approval of the Reincorporation, the Merger Agreement and the other terms of the Reincorporation. The Reincorporation has been unanimously approved by the board of directors of 21st Century California. Shareholders of 21st Century California are not being asked to consider and approve the Reincorporation and will not vote on the Reincorporation because it has already been approved by the holders of a majority of the shares of 21st Century California pursuant to Section 603(a) of the California General Corporation Law, which allows for shareholder action without notice and a meeting. No vote of holders of outstanding shares of 21st Century California, other than those shareholders who have already approved the Reincorporation, is necessary for approval of the Reincorporation.

It is anticipated that the Reincorporation will be effective upon the filing of Certificates of Merger with the Secretaries of State of Delaware and California on or after December 4, 2003 (the "Effective Date"). However, pursuant to the Merger Agreement, the Reincorporation may be abandoned or the Merger Agreement amended by the board of directors of 21st Century California or 21st Century Delaware at any time prior to the Effective Date, provided that the principal terms of the Merger Agreement may not be amended without shareholder approval. In the event the Reincorporation is abandoned, the Company would remain as a California corporation.

The discussion below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of 21st Century Delaware and the Bylaws of 21st Century Delaware, copies of which are attached hereto as Appendices A, B and C, respectively.

PRINCIPAL REASONS FOR THE REINCORPORATION

For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. These laws include provisions that, among other things, in the judgment of the Company's board of directors, will allow the Company to better protect the interests of its shareholders in situations involving a potential change in corporate control. Many corporations have chosen Delaware initially as their state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies relating to corporate legal matters.

ANTI-TAKEOVER IMPLICATIONS

In performing its fiduciary obligations to its shareholders, the board of directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the board of directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the board's ability to negotiate with an unsolicited bidder. These strategies may include, but are not limited to, the adoption of a shareholder rights plan, severance agreements for its management and key employees that become effective upon the occurrence of a change in control of the Company, and the authorization and issuance of preferred stock, the rights and preferences of which would be determined by the board of directors.

Delaware, like many other states, permits a domestic corporation to adopt various measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through provisions in the corporate charter or bylaws or otherwise, and provides default legal provisions in the Delaware General Corporation Law ("DGCL") that apply to certain publicly held corporations unless a corporation has affirmatively chosen to opt out, which also serve to limit such vulnerability. The Reincorporation was not proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the board of directors to acquire control of the Company, obtain representation on the board of directors, or take significant action that affects the Company.

Certain effects of the Reincorporation may be considered to have anti-takeover effects simply by virtue of the Company being subject to Delaware law. For example Delaware law permits the Certificate of Incorporation and Bylaws of 21st Century Delaware to include provisions eliminating stockholder action by written consent, permitting stockholder meetings to be called only by the board or specified officers (and not by stockholders), and authorizing preferred shares, the rights and preferences of which may be determined by the board of directors. In addition, certain effects of the Reincorporation may be considered to have anti-takeover implications. Section 203 of the DGCL, from which 21st Century Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless (i) prior to the time such stockholder becomes an interested stockholder, the board of directors approves the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding stock of the corporation at the time of the transaction (excluding stock owned by certain persons); or (iii) at or subsequent to the time the stockholder became an interested stockholder, the board of directors and at least 66 2/3% of the disinterested outstanding voting stock of the corporation approves the transaction. See "Significant Differences Between the Corporation Laws of California and Delaware—Business Combinations" below.

The board of directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because a non-negotiated takeover bid may: (a) be timed to take advantage of temporarily depressed stock prices; (b) be designed to foreclose or minimize the possibility of more favorable competing bids; and (c) involve the acquisition of only a controlling interest in the Company's stock or a two-tiered bid, without affording all shareholders the opportunity to receive the same economic benefits.

By contrast, in a transaction in which an acquirer must negotiate with the board of directors, the board can and should take into account the underlying and long-term values of assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the corporation's business not yet reflected in the stock price, and equality of treatment for all shareholders.

Despite the belief of the board of directors as to the benefits to shareholders of the Reincorporation, the proposal may be disadvantageous to the extent that it has the effect of discouraging future takeover attempts that are not approved by the board of directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then-current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that the provisions of the DGCL enable the board of directors to resist a takeover or a change in control of the Company, it could become more difficult to change the existing board of directors and management.

NO CHANGE IN THE BOARD MEMBERS, BUSINESS, MANAGEMENT, LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY, NAME OR EMPLOYEE PLANS

The Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature which are described in this Information Statement. The Reincorporation will not result in any change in the business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company. The eleven directors who are currently the directors of 21st Century California will continue as the directors of 21st Century Delaware, and the officers who are currently officers of 21st Century California will become the officers of 21st Century Delaware on the Effective Date of the merger. All employee benefit and stock option plans of 21st Century California will be continued by 21st Century Delaware and each outstanding option to purchase shares of 21st Century California stock will be converted into an option to purchase an equivalent number of shares of 21st Century Delaware stock on the same terms and subject to the same conditions. The name of the Company will remain 21st Century Insurance Group. The registration statements of 21st Century California on file with the Securities and Exchange Commission will be assumed by 21st Century Delaware, and the shares of 21st Century Delaware will continue to be listed on the New York Stock Exchange.

THE CHARTER AND BYLAWS OF 21ST CENTURY CALIFORNIA AND 21ST CENTURY DELAWARE

The Certificate of Incorporation and Bylaws of 21st Century Delaware will be the Certificate of Incorporation and Bylaws of the surviving corporation after the merger. The material changes that have been made in the 21st Century Delaware Certificate of Incorporation and Bylaws as compared with the 21st Century California Articles of Incorporation and Bylaws are described below in this section or under "Significant Differences Between the Corporation Laws of California and Delaware." The Certificate of Incorporation and Bylaws of 21st Century Delaware are attached hereto as Appendices B and C, respectively. The following summary of the applicable provisions of the Certificate of Incorporation and the Bylaws of 21st Century Delaware does not purport to be complete, and is subject to, and qualified in its entirety by reference to such documents. Shareholders are encouraged to read the Certificate of Incorporation and Bylaws of 21st Century Delaware in their entirety.

Authorized Stock

The Articles of Incorporation of 21st Century California authorize 110,000,000 shares of Common Stock, no par value, and 500,000 shares of Preferred Stock, par value $1.00 per share. The Certificate of Incorporation of 21st Century Delaware authorizes 110,000,000 shares of Common Stock, par value $.001 per share, and 500,000 shares of Preferred Stock, par value $.001 per share.

Monetary Liability of Directors

The Articles of Incorporation of 21st Century California and the Certificate of Incorporation of 21st Century Delaware both provide for the elimination or limitation of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation. Delaware law permits liability to be limited to a greater extent than does California law. See "Significant Differences Between the Corporation Laws of California and Delaware—Limitation of Liability" below.

Indemnification

The indemnification provisions of 21st Century California's Articles of Incorporation and Bylaws provide that 21st Century California has the power to indemnify any person who is or was a party or is threatened to be made a party to a proceeding by reason of the fact that such person is or was an agent of the Company, and that the Company is authorized to provide indemnification in excess of that expressly permitted by California law, subject to certain limitations with respect to actions for breach of duty to the Company and its shareholders. The Bylaws of 21st Century California further provide that 21st Century California may advance expenses incurred in defending any proceeding prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the agent to repay such amount if it is ultimately determined that the agent is not entitled to indemnification.

The indemnification provisions in 21st Century Delaware's Certificate of Incorporation and Bylaws provide that the Company shall indemnify directors and officers in connection with any action, suit, or proceeding to the fullest extent permitted by law for acts as directors or officers of 21st Century Delaware, or as a director, officer or trustee of another enterprise at the request of 21st Century Delaware, and that 21st Century Delaware shall advance the expenses of directors and officers of 21st Century Delaware or persons serving as directors, officers or trustees of another entity at the request of the corporation, in advance of the final disposition of any action, suit, or proceeding, provided that, if Delaware law so requires, the indemnitee undertakes to repay the amount advanced if a court ultimately determines that the director or officer (or the director, officer or trustee of such other entity) is not entitled to indemnification. See "Significant Differences Between the Corporation Laws of California and Delaware—Indemnification" below.

Advance Notice Provision

The Bylaws of 21st Century Delaware provide that, in order for nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must comply with certain requirements, including giving timely advance notice thereof in writing to the Secretary of 21st Century Delaware. To be timely, a stockholder's notice must be delivered to the Secretary at 21st Century Delaware's principal executive offices not less than 45 or more than 75 days prior to the first anniversary of the date on which 21st Century Delaware first mailed its proxy materials for the prior year's annual meeting of stockholders; provided that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the prior year's annual meeting, notice by the stockholder to be timely must be delivered not later than the close of business on the later of (a) the 90th day prior to such annual meeting or (b) the 10th day following the day on which public announcement of the date of such meeting is first made. Further, the stockholder's notice must set forth that information required by the Bylaws, including, for director nominations, certain information about the nominee, and for other business, a brief description of such business, the reasons for conducting the business at the meeting, and any material interest of such stockholder in the business being presented.

If the stockholder, or the beneficial owner on whose behalf any proposal or nomination is made, has provided 21st Century Delaware with a Solicitation Notice, the stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice. As used in the Bylaws, the term "Solicitation Notice" is an affirmative statement of the stockholder's intent to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation's voting shares to elect such nominee or nominees. If no Solicitation Notice relating thereto has been timely provided, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section.

The current Bylaws of 21st Century California do not contain a similar advance notice provision.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

The General Corporation Law of California and the Delaware General Corporation Law differ in many respects. The principal differences that could materially affect the rights of shareholders are discussed below.

Limitation of Liability

The laws of both California and Delaware permit a corporation to include provisions in its charter eliminating the liability of directors to the corporation and its shareholders for monetary damages for breach of certain duties. There are, however, certain differences between the states' laws.

California law does not permit the elimination of monetary liability where such liability is based on (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director's duties, of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders; (f) contracts or transactions between the corporation and the director is a director or has a financial interest; and (g) liability for improper distributions, loans or guarantees. 21st Century California's Articles of Incorporation eliminate the liability of directors to the Company to the fullest extent permissible under California law.

The 21st Century Delaware Certificate of Incorporation eliminates the liability of directors to 21st Century Delaware and its stockholders to the fullest extent permitted under Delaware law. Under Delaware law, a corporation may not eliminate or limit director monetary liability for (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (c) unlawful dividends, stock repurchases or redemptions; or (d) transactions from which the director received an improper personal benefit.

Indemnification of Officers and Directors

California law generally permits indemnification of expenses incurred in derivative or third-party actions, except that, with respect to derivative actions (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made, without court approval, in respect of amounts paid in settling or otherwise disposing of a pending action, or expenses incurred in defending a pending action that is settled or otherwise disposed of without court approval. Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action. California law requires indemnification of expenses when the director or officer has successfully defended an action on the merits.

Delaware law generally permits indemnification of expenses incurred in the defense or settlement of derivative or third-party actions, provided that a determination is made that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Delaware law further permits indemnification for judgments, fines and amounts paid in settlement (other than in a derivative action) if the person is not successful in the defense of such action, provided there is a determination that the person acted in a good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. The determinations referred to above (unless ordered by a court) must be made by (i) a disinterested quorum of the directors, (ii) independent legal counsel, or (iii) a majority vote of a quorum of the stockholders. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duties to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, whether on the merits or otherwise, as opposed to California law, which requires indemnification only when the individual has successfully defended the action on the merits.

Both California and Delaware permit a corporation to pay in advance expenses incurred by an officer, director, employee or agent in defending an action if such person undertakes to repay the advanced amounts if it is ultimately determined that he or she is not entitled to indemnification. The Certificate of Incorporation and the Bylaws of 21st Century Delaware provide that 21st Century Delaware shall indemnify directors and officers to the fullest extent permitted under Delaware law, and that 21st Century Delaware shall pay all expenses incurred in defending an action in advance of the final disposition upon receipt of an undertaking to repay such amounts if it is determined by a court that such person was not entitled to indemnification.

The California Corporations Code permits indemnification only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of directors, independent legal counsel, a majority vote of a quorum of the shareholders, or the court handling the action. Delaware permits indemnification for acts taken in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation, as determined by a majority vote of the directors who are not parties to the action, suit or proceeding or a committee of such directors, by independent legal counsel, or by a majority vote of a quorum of the stockholders. Indemnification is available in a criminal action under both California and Delaware law only if the person seeking indemnity had no reasonable cause to believe that his or her conduct was unlawful.

A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under the certificate of incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. California law similarly permits non-exclusive indemnification. The current Bylaws of 21st Century California provide that the indemnification provided therein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Bylaws or under any agreement, vote of shareholders or disinterested directors or otherwise. The Certificate of Incorporation and Bylaws of 21st Century Delaware also contain a provision that the rights to indemnification conferred thereby are not exclusive of any other rights that the indemnitee may have or acquire under any statute, bylaw, agreement, vote of stockholders or otherwise.

Both California and Delaware law permit corporations to purchase and maintain insurance on behalf of any director, officer, employee, or agent of the corporation (or person who is serving in such capacity with another enterprise at the request of the corporation), whether or not the corporation has the authority to indemnify such person against the liability covered by the insurance policy. The Articles of Incorporation of 21st Century California and the Certificate of Incorporation and Bylaws of 21st Century Delaware provide that the corporation may purchase and maintain such insurance.

Cumulative Voting

California law provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, all other shareholders of the corporation are also entitled to cumulate their votes at such election. California law permits a corporation that is listed on a national securities exchange, or that is listed on the Nasdaq National Market and has at least 800 shareholders as of the record date for the corporation's most recent annual meeting of shareholders, to amend its articles or bylaws to eliminate cumulative voting by approval of the board of directors and of the outstanding shares voting together as a class. 21st Century California's current Articles of Incorporation and Bylaws have not eliminated cumulative voting.

Under Delaware law, cumulative voting is not mandatory, and cumulative voting rights must be specifically provided for in a corporation's certificate of incorporation if stockholders are to be entitled to cumulative voting rights. The Certificate of Incorporation of 21st Century Delaware does not provide for cumulative voting. In the absence of cumulative voting, and in the absence of any other specification in the Certificate of Incorporation or Bylaws, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The absence of cumulative voting could make it more difficult for a minority stockholder adverse to a majority of the stockholders to obtain representation on the board of directors.

Business Combinations

In the last several years, a number of states, including Delaware, have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. The purpose of these laws is to ensure that current management and stockholders of a Delaware corporation are involved in any potential and material changes to the corporate ownership structure.

Under Section 203 of the DGCL, a Delaware corporation is prohibited from engaging in a business combination with an "Interested Stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an Interested Stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting shares (including any rights to acquire shares pursuant to an option, warrant, agreement, arrangement, or understanding, or upon the exercise of conversion or exchange rights, and shares with respect to which the person or entity has voting rights only), the affiliates and associates of such person and any affiliate or associate of the corporation who was the owner of 15% or more of the corporation's voting stock within the preceding three year period. The three-year moratorium on business combinations imposed by Section 203 does not apply if (i) prior to the date on which such stockholder becomes an Interested Stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an Interested Stockholder; (ii) upon consummation of the transaction that made the person or entity an Interested Stockholder, the Interested Stockholder owns at least 85% of the corporation's voting shares outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an Interested Stockholder, the board approves the business combination and it is also approved at a stockholders' meeting by 66 2/3% of the outstanding voting shares not owned by the Interested Stockholder. For purposes of Section 203 of the DGCL, the term "business combination" includes mergers, consolidations and sales, leases, mortgages, transfers and other dispositions of the corporation's assets having a market value. Although a Delaware corporation may elect not to be governed by Section 203, the board of directors of the Company intends that 21st Century Delaware be, and 21st Century Delaware has elected to be, governed by Section 203.

The Company believes that Section 203 will encourage any potential acquiror to negotiate with 21st Century Delaware's board of directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for 21st Century Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to 21st Century Delaware will confer upon the board of directors the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for 21st Century Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

California law does not have a provision analogous to DGCL Section 203. California law, however, provides that, in the case of a cash and certain other mergers of a California corporation with another corporation, where the latter corporation or certain of its affiliates own shares having more than 50% but less than 90% of the voting power of that first corporation, the merger must be approved by all of the first corporation's shareholders or the California Commissioner of Corporations must determine after a hearing that the terms and conditions of the merger are fair. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Delaware Section 203 does provide protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

Size of the Board of Directors

Under California law, changes in the number of directors or, if a range in the number of directors is set forth in the articles of incorporation or bylaws, that range must in general be approved by a majority of the outstanding shares, but the board of directors may fix the exact number of directors within a stated range, if authorized in the articles or bylaws. Delaware law provides that the number of directors shall be fixed by, or in the manner provided in, the corporation's bylaws, unless the number is fixed in the certificate of incorporation (in which case an amendment to the certificate of incorporation would be required to change the number of directors). Therefore, under Delaware law, the board of directors acting independently may change the number or range of numbers of directors by resolution or, if the number is fixed in the Bylaws, by amendment to the bylaws (unless the board is not authorized to amend the bylaws). The Certificate of Incorporation of 21st Century Delaware provides that the number of directors shall be fixed from time to time by the board of directors, by a resolution adopted by the Whole Board, which is defined as the total number of authorized directors whether there exist any vacancies in previously authorized directorships. The Bylaws of 21st Century Delaware provide that the initial number of directors is eleven, and that the number of directors may be fixed from time to time by resolution adopted by the board of directors pursuant to a resolution adopted by the Whole Board. The ability of the board of directors under Delaware law and under 21st Century Delaware's Bylaws to alter the size of the board without stockholder approval would enable 21st Century Delaware to respond quickly to a potential opportunity to attract the services of a qualified director or to eliminate a vacancy for which a suitable candidate is not available. Upon the Effective Date of the Reincorporation, all eleven current directors of 21st Century California will continue as directors of 21st Century Delaware.

Transactions with Officers and Directors

Interested Director Transactions.    Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable solely because of such interest or because such director was present at a meeting of the board which authorized or approved the transaction provided that certain conditions, including obtaining the required disinterested director approval, fulfilling the requirements of good faith and full disclosure, or proving the fairness of the transaction, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

Loans to Officers and Directors.    Under California law, a corporation may not extend any loan or guaranty to or for the benefit of an officer or director of the corporation or its parent unless the transaction, or an employee benefit plan authorizing the loan or guaranty, is approved by the shareholders of the corporation. If the corporation has shares held of record by 100 or more shareholders, the shareholders may approve a bylaw authorizing the board of directors alone (without counting the vote of any interested director or directors) to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation.

Delaware law does not require that stockholders approve loans or guaranties to or for the benefit of directors or officers, provided the loan or guaranty, in the judgment of the board of directors, may reasonably be expected to benefit the corporation. Under both California and Delaware law, if board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum).

Notwithstanding the foregoing, the Sarbanes-Oxley Act of 2002 currently prohibits personal loans to any executive officer or director of a corporation.

Power to Call Special Shareholders' Meetings

Under California law, a special meeting of shareholders may be called by (a) the board of directors, (b) the chairman of the board, (c) the president, (d) the holders of shares entitled to cast not less than ten percent of the votes at such meeting, or (e) such additional persons as are authorized by the articles of incorporation or the bylaws. The DGCL provides that special meetings of the stockholders may be called by the board of directors or such other person or persons as may be authorized in the corporation's certificate of incorporation or bylaws. In accordance with the DGCL, the Bylaws of 21st Century Delaware provide that special meetings of the stockholders may be called by the board of directors, pursuant to a resolution adopted by the Whole Board, by the chairman of the board, the vice chairman of the board, the president or the secretary. Thus, the stockholders of 21st Century Delaware will not have the right to call a special meeting. The limitation on stockholders' ability to call special meetings could make it more difficult for stockholders of 21st Century Delaware to initiate action that is opposed by the board of directors. Such action on the part of stockholders could include the removal of an incumbent director or the election of a stockholder nominee as a director.

Actions by Written Consent of Shareholders

Under California and Delaware law, shareholders may take action by executing a written consent in lieu of taking such action at a shareholder meeting. Under California law, the articles of incorporation may provide that shareholders may not act by written consent, however, the current Articles of Incorporation of 21st Century California do not eliminate the right of shareholders to so act. Delaware law permits a corporation to eliminate such action by written consent in its certificate of incorporation or bylaws. The Certificate of Incorporation and Bylaws of 21st Century Delaware currently permit actions by written consent of the stockholders.

Removal of Directors

Under California law, any director or the entire board of directors may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to removal, would be sufficient to elect the director under cumulative voting. Under Delaware law, any director of a corporation that does not have a classified board may be removed from office by the vote of stockholders representing at least a majority of the voting power of the corporation or the class or series of stock entitled to elect such director, unless the certificate of incorporation provides for cumulative voting. If a Delaware corporation has a classified board of directors, then, unless the certificate of incorporation provides otherwise, directors may be removed only for cause. Further, if the certificate of incorporation provides for cumulative voting, a director may not be removed without cause if the votes cast against such directors removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors or, if there are classes of directors, at an election of the class of directors of which such director is part.

The Certificate of Incorporation of 21st Century Delaware currently does not provide for cumulative voting or a classified board of directors, therefore, directors may be removed, with or without cause, by stockholders holding a majority of the shares entitled to vote at an election of directors. The elimination of stockholders' ability to call a special meeting, however, could affect the speed with which the holder of a majority of 21st Century Delaware's voting securities could replace the directors.

Filling Vacancies on the Board of Directors

Under California law, unless a corporation's articles of incorporation or bylaws provide otherwise, any vacancy on the board of directors not created by removal of a director may be filled by the board. If the number of directors remaining is less than a quorum, such vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. Unless the articles of incorporation or bylaws otherwise provide, a vacancy created by removal of a director may be filled only by approval of the shareholders. 21st Century California's Bylaws permit directors to fill vacancies; however, if the vacancy was created by the removal of a director by the vote or written consent of the shareholders, the vacancy may be filled only by the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present, or by the unanimous written consent of all the shares entitled to vote thereon.

Under Delaware law, unless a corporation's certificate of incorporation provides otherwise, any vacancy on the board of directors, including one created by removal of a director or an increase in the number of authorized directors, may be filled by the majority of the remaining directors, even if such number constitutes less than a quorum. The Certificate of Incorporation of 21st Century Delaware provides, in accordance with Delaware law, that any vacancy in the board of directors may be filled by the majority of the remaining directors, though less than a quorum, and shall not be filled by the stockholders. Delaware law would thus enable the board of directors of 21st Century Delaware to respond quickly to opportunities to attract the services of qualified directors; but it would also diminish control over the board by the stockholders between annual meetings, as stockholders do not have the right to fill vacancies on the board.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided the shareholder can show to the court (and the court determines) that (i) there is a strong prima facie case in favor of the claim, (ii) no other similar action has been or is likely to be instituted, (iii) the plaintiff acquired the shares before there was disclosure to the public or the plaintiff of the wrongdoing, (iv) unless the action can be maintained, the defendant may retain a gain derived from his or her willful breach of fiduciary duty, and (v) the requested relief will not result in unjust enrichment of the corporation or any shareholder.

Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. California law provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond, while Delaware law has no similar bonding requirement.

Dividends and Repurchases of Shares

Under California law, a corporation may not make any distributions (including dividends, whether in cash or other property, and repurchases of its shares) unless, immediately prior to the proposed distribution, the corporation's retained earnings equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits) and the corporation's current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). California also prohibits any distribution if the corporation or subsidiary making the distribution is or would be likely to be unable to meet its liabilities. California law further prohibits making any distribution to a class or series of shares junior to another class or series with respect to a liquidation preference unless, after giving effect to the distribution, the excess of assets over liabilities is at least equal to the liquidation preference of all such shares or, in the case of a dividend preference, retained earnings prior to the distribution at least equal the proposed distribution plus cumulative dividends in arrears on all such shares.

Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding shares of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not cause an impairment.

Inspection of Shareholder List, Books and Records

California law allows any shareholder to inspect the shareholder list, the accounting books and records, and the minutes of board and shareholder proceedings for a purpose reasonably related to such person's interest as a shareholder. In addition, California law provides for an absolute right to inspect and copy the corporation's shareholder list by persons who hold an aggregate of five percent or more of a corporation's voting shares or who hold one percent or more of such shares and have filed a Schedule 14A with the Securities and Exchange Commission.

Delaware law also permits any stockholder of record, upon compliance with procedures set forth in the DGCL, to inspect a list of stockholders and the corporation's other books and records for any proper purpose reasonably related to such person's interest as a stockholder, upon written demand under oath stating the purpose of such inspection. Delaware law, however, contains no provision comparable to the absolute right of inspection provided by California law to certain shareholders.

Lack of access to stockholder records, even though unrelated to the stockholder's interests as a stockholder, could result in impairment of the stockholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the corporation. California law, however, provides that California provisions concerning the inspection of shareholder lists apply not only to California corporations but also to corporations organized under the laws of other states that have their principal executive offices in California or customarily hold meetings of the board in California, and that the California provisions concerning accounting books and records and the minutes of board and shareholder proceedings apply to any such foreign corporation that has its principal executive offices in California. Therefore, for so long as 21st Century Delaware continues to have its principal executive offices in California and to hold board of directors meetings in California, and to the extent such provisions applicable to foreign corporations are enforceable, 21st Century Delaware will need to comply with California law concerning shareholder inspections.

Appraisal or Dissenters' Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal or dissenters' rights pursuant to which such shareholder may receive cash in the amount of the fair market value (in California) or the fair value (in Delaware) of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

Under California law, appraisal rights are generally not available to shareholders of a corporation whose shares are listed on a national securities exchange, unless holders of at least 5% of the class of outstanding shares claim the right, or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable to shareholders of a California corporation if the shareholders or the corporation, or both, immediately prior to the transaction will own immediately after the transaction equity securities consisting of more than 83.33% of the voting power of the surviving or acquiring corporation or its parent entity. Appraisal rights are therefore not available to shareholders of 21st Century California with respect to the Reincorporation. California generally affords appraisal rights in sale of assets transactions. Under California law, fair market value is measured as of the day before the first announcement of the terms of a merger, excluding any appreciation or depreciation in stock value resulting from the proposed transaction.

Under Delaware law, appraisal rights are generally not available to stockholders (a) with respect to the sale, lease or exchange of all or substantially all of a corporation's assets, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares that are either listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than 2,000 holders, plus cash in lieu of fractional shares, or (c) of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law, for example, in certain mergers in which the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger. Delaware law provides that fair value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation.

Dissolution

Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified or eliminated by the articles of incorporation. Under Delaware law, dissolution must be approved by the board of directors and stockholders holding a majority of the voting power or, if not approved by the board of directors, the dissolution must be unanimously approved by the stockholders entitled to vote.

Application of the General Corporation Law of California to Delaware Corporations

Under Section 2115 of the California General Corporation Law, foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation indicating that they have certain significant business contacts with California and more than one half of their voting securities are held of record by persons having addresses in California. So long as a Delaware or other foreign corporation is in this category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors in privately held corporations, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' and appraisal rights, and inspection of corporate records. See "Significant Differences Between the Corporation Laws of California and Delaware" above. An exemption from Section 2115 is provided for corporations whose shares are listed on a major national securities exchange, and for corporations whose shares are traded on the Nasdaq National Market and have 800 or more stockholders as of the record date for its most recent annual meeting of stockholders. As 21st Century Delaware will have its shares listed and publicly traded on the New York Stock Exchange, and as long as its shares remain traded on the New York Stock Exchange, it will be exempt from the provisions of Section 2115 described above.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a discussion of certain federal income tax consequences to holders of 21st Century California capital stock who receive 21st Century Delaware capital stock in exchange for their 21st Century California capital stock as a result of the Reincorporation. No state, local, or foreign tax consequences are addressed herein.

THIS DISCUSSION DOES NOT ADDRESS ALL THE TAX CONSEQUENCES OF THE REINCORPORATION THAT MAY BE RELEVANT TO PARTICULAR 21ST CENTURY CALIFORNIA SHAREHOLDERS, INCLUDING WITHOUT LIMITATION DEALERS IN SECURITIES, HOLDERS OF STOCK OPTIONS, AND THOSE 21ST CENTURY CALIFORNIA SHAREHOLDERS WHO ACQUIRED THEIR SHARES UPON THE EXERCISE OF STOCK OPTIONS. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, OR FOREIGN TAX LAWS.

The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Internal Revenue Code of 1986, as amended (the "Code"). The Company believes, however, that: (a) the Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code; (b) no gain or loss will be recognized by holders of capital stock of 21st Century California upon receipt of capital stock of 21st Century Delaware pursuant to the Reincorporation; (c) the aggregate tax basis of the capital stock of 21st Century Delaware received by each shareholder will be the same as the aggregate tax basis of the capital stock of 21st Century California held by such shareholder as a capital asset at the time of the Reincorporation; and (d) the holding period of the capital stock of 21st Century Delaware received by each shareholder of 21st Century California will include the period for which such shareholder held the capital stock of 21st Century California surrendered in exchange therefore, provided that such 21st Century California capital stock was held by such shareholder as a capital asset at the time of the Reincorporation.

PROPOSAL TWO
INDEMNITY AGREEMENTS

The board of directors and shareholders holding a majority of the outstanding voting stock of the Company have approved, and upon implementation of the Reincorporation, the Company (through its successor 21st Century Delaware) intends to enter into, contracts of indemnity in substantially the form attached hereto as Appendix D (the "Indemnity Agreements"), with its directors and certain of its officers, as may be determined from time to time by the board of directors of 21st Century Delaware.

The Indemnity Agreements provide the individuals who are parties to such agreements with a contractual right to indemnification to the fullest extent permitted by Delaware law, including indemnification in third party proceedings and derivative actions, advancement of expenses, and reasonable fees of independent legal counsel. See "Principal Terms of Indemnity Agreements" below.

In general, the DGCL provides that a Delaware corporation may indemnify any person who is party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than a proceeding by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, provided such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. A Delaware corporation is only authorized to indemnify against expenses (including attorneys' fees) actually and reasonably incurred by a person (and not judgments or settlements) in actions or suits by or in the right of the corporation. Delaware law further provides that, to the extent a director, officer, employee or agent has been successful in defending any action, suit or proceeding on the merits or otherwise, the corporation must indemnify such person against expenses, including attorneys' fees, actually and reasonably incurred by such person in connection with the defense of the action, suit or proceeding.

The Certificate of Incorporation and Bylaws of 21st Century Delaware provide that 21st Century Delaware shall indemnify each officer and director against all expense, liability and loss reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding which such person is or is threatened to be a party to by reason of the fact that such person is or was an officer or director of 21st Century Delaware or is or was serving as a director, officer or trustee of another entity at the request of 21st Century Delaware. The Certificate and Bylaws further provide that 21st Century Delaware may, by action of the board of directors and to the extent provided in such action, indemnify employees and other agents of the corporation as though they were officers or directors.

The purpose of the Indemnity Agreements is to provide a contractual basis upon which the directors, officers or other agents with whom 21st Century Delaware enters into such agreements will be entitled to indemnification and advancement of expenses, as set forth in the Indemnity Agreements.

Although shareholder approval of the Indemnity Agreements is not required by law, because 21st Century Delaware's directors and officers (who are currently the directors and officers of the Company) are to be parties to the Indemnity Agreements and beneficiaries of the rights conferred thereby, the board of directors believes that it is appropriate to submit to the shareholders the proposal to approve the Indemnity Agreements prior to 21st Century Delaware entering into such agreements with its directors, officers, employees and agents. By approving the form of Indemnity Agreements, shareholders may be effectively waiving their rights to object at a later date to the form of the Indemnity Agreements or payments made thereunder. The affirmative vote of the holders of a majority of the Company's outstanding shares entitled to vote was required to approve the Indemnity Agreements. A majority of the outstanding shares approved the Indemnity Agreements by written consent on October 17, 2003. If the approval had not been obtained, 21st Century Delaware would not enter into the Indemnity Agreements with its officers and directors.

The Indemnity Agreements may be amended from time to time in the future by the parties thereto without stockholder approval. In addition, the board of directors of 21st Century Delaware may determine, with or without stockholder approval, to enter into a different form of indemnity agreement in the future if the board of directors considers it advisable to do so. Neither the Company nor 21st Century Delaware currently believes that the Indemnity Agreements will have any material impact on the financial condition of the Company or 21st Century Delaware.

AUTHORITY FOR AND PURPOSE OF INDEMNITY AGREEMENTS

The board of directors believes that the effect of the Indemnity Agreements will be to induce and encourage qualified and experienced individuals to serve as officers and directors of 21st Century Delaware, and to take the business risks necessary for the success of 21st Century Delaware. The purpose of such agreements is to (i) provide agents of 21st Century Delaware additional rights to indemnification and advancement of expenses beyond those provided by Section 145 of the DGCL, (ii) provide such persons with contractual rights to indemnification and advancement of expenses in circumstances where such indemnification and advancement would otherwise be in the discretion of the board of directors, and (iii) protect persons party to Indemnity Agreements from subsequent adverse changes to the indemnification provisions contained in 21st Century Delaware's Certificate of Incorporation and Bylaws.

RIGHTS AND AUTHORIZATIONS UNDER DELAWARE LAW

Third Party Proceedings

Section 145(a) of the DGCL authorizes a Delaware corporation to indemnify any person who is or was a party or is threatened to be a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner reasonable believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Derivative Actions

Section 145(b) of the DGCL further provides that a Delaware corporation may indemnify any person who is or was a party or is threatened to be a party to any threatened, pending or completed action, suit or proceeding in the right of the corporation to procure a judgment in the corporation's favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of the derivative action if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation.

Prohibited Indemnification

Under Delaware law, indemnification may not be provided for any claim, issue or matter as to which a person has been adjudged liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Compulsory Indemnification

If a director, officer, employee or agent of 21st Century Delaware has been successful on the merits or otherwise in the defense of any action, suit or proceeding discussed above, or in the defense of any claim, issue or matter therein, 21st Century Delaware must indemnify that person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense.

Authorization Required for Discretionary Indemnification

Any discretionary indemnification may be made by 21st Century Delaware only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because the person has met the applicable standard of conduct set forth in the DGCL. The determination must be made by (i) the stockholders, (ii) the board of directors by a majority vote of directors who were not parties to the action or proceeding (even if less than a quorum), (iii) by a committee of directors who were not parties to the action or proceeding designated by a majority vote of such directors (even if less than a quorum), or (iv) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion.

Advancement of Expenses

The DGCL also permits Delaware corporations to advance expenses incurred in the defense of a civil, criminal, administrative or investigative action, suit or proceeding, in advance of the final disposition, provided the party seeking indemnification if such party is an officer or director of the corporation, undertakes to repay the amounts advanced if it is ultimately determined by a court of competent jurisdiction that such person is not entitled to be indemnified by the corporation. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be paid upon such terms and conditions, if any, as the corporation deems appropriate.

Non-Exclusivity

The DGCL contain a "non-exclusivity" provision, which provides that the rights to indemnification and advancement of expenses does not exclude any rights to which a person seeking such indemnification or advancement may be entitled under the Bylaws, any agreement, vote of stockholders or disinterested directors, or otherwise. The provision permits Delaware corporations, among other things, to enter into separate indemnity agreements with their officers, directors, employees and other agents.

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES AND LIMITATIONS OF LIABILITY CURRENTLY AUTHORIZED BY 21ST CENTURY DELAWARE

Certain provisions of 21st Century Delaware's Certificate of Incorporation and Bylaws authorize the indemnification of, and advancement of expenses to, its directors and officers. Other provisions limit the liability of directors. The following summary of the applicable provisions of the Certificate of Incorporation and the Bylaws of 21st Century Delaware does not purport to be complete, and is subject to, and qualified in its entirety by reference to such documents attached hereto as Appendices B and C respectively. Stockholders are encouraged to read the Certificate of Incorporation and Bylaws in their entirety.

Article VII of 21st Century Delaware's Certificate of Incorporation provides that a director shall not be personally liable to 21st Century Delaware or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL (relating to unlawful payment of dividends, stock purchases or redemptions), or (d) for any transaction in which the director derived an improper personal benefit. That Article further provides that if the DGCL is amended to authorize action further limiting the personal liability of directors, then the liability of directors shall be eliminated or limited to the fullest extent permitted by the DGCL as amended. Article VII also provides that any repeal or modification of that Article will not adversely affect any right or protection of a director of 21st Century existing at the time of such repeal or modification.

Article VIII of the Certificate of Incorporation, and Article VIII of the Bylaws each provides that 21st Century Delaware shall indemnify and hold harmless each "indemnitee" (as defined below) to the fullest extent permitted by the DGCL law against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that except for claims by the indemnitee against the corporation to enforce the corporation's indemnification obligations, 21st Century Delaware is obligated to indemnify the indemnitee in connection with proceedings initiated by the indemnitee only if the proceeding was authorized by the board of directors. For purposes of the Certificate and Bylaws, the term "indemnitee" means each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was an officer or director of 21st Century Delaware or who was or is or was serving at the request of 21st Century Delaware as a director, officer or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan.

The Certificate of Incorporation and Bylaws also provide that 21st Century Delaware shall pay the expenses (including attorneys' fees) of an indemnitee as such expenses are incurred and in advance of the final disposition of the proceeding. If the DGCL so requires, an advancement of expenses incurred by an indemnitee in his or her capacity as an officer or director will be made only upon a delivery by the indemnitee of an undertaking, by or on such person's behalf, to repay all amounts so advanced if it is determined by final judicial decision that such person was not entitled to be indemnified for such expenses. The DGCL also provides that if the indemnitee is successful on the merits or otherwise, 21st Century Delaware shall indemnify him or her against expenses actually and reasonably incurred in the defense of the proceeding.

The Certificate of Incorporation and Bylaws provide that 21st Century Delaware may also grant indemnification rights to employees and other agents to the fullest extent of the provisions regarding indemnification of officers and directors, to the extent approved by the board of directors.

Like the DGCL, the Certificate of Incorporation and Bylaws provide that the rights to indemnification thereunder are not exclusive of any other rights that any person may have or may acquire by statute, other provisions in the Certificate of Incorporation and Bylaws, agreement, vote of stockholders or directors, or otherwise.

PRINCIPAL TERMS OF THE INDEMNIFICATION AGREEMENTS

The following is a summary of the principal terms of the Indemnity Agreements of 21st Century Delaware, a form of which is attached as Appendix D hereto. The following summary does not purport to be a complete description of the terms of the Indemnity Agreements, and shareholders are urged to read the form of the Indemnity Agreement in its entirety.

The Indemnity Agreements provide for indemnification similar to the current Certificate of Incorporation and Bylaws of 21st Century Delaware. The Indemnity Agreements provide that 21st Century Delaware will indemnify the Indemnitee party thereto to the fullest extent permitted by the DGCL as in effect on the date the Indemnitee enters into the Indemnity Agreement, or as may be amended from time to time, but in the case of any amendment, only to the extent that the amendment permits 21st Century Delaware to provide broader indemnification rights than the DGCL permitted prior to such amendment. The Indemnity Agreements provide that no indemnification may be paid to the Indemnitee (i) if a court determines, by final decision, that such indemnification is not lawful; (ii) on account of any suit in which judgment is rendered against the Indemnitee for an accounting of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, the provisions of Section 304 of the Sarbanes-Oxley Act of 2002 or similar provisions of any federal, state or local law; (iii) in connection with any action, suit or proceeding initiated or brought voluntarily by the Indemnitee and not by way of a defense, except a proceeding to enforce the Indemnitee's rights under the Agreement, unless the action, suit or proceeding was authorized by the board of directors; (iv) with respect to any action, suit or proceeding brought by or on behalf of 21st Century Delaware that is authorized by the board of directors, except as otherwise provided in the Indemnity Agreement; or (v) for which payment is made to the Indemnitee under a valid and collectible insurance policy or a valid and enforceable indemnity clause, bylaw or agreement.

With respect to indemnification for claims made against the Indemnitee (other than proceedings by or in the name of 21st Century Delaware), the Indemnity Agreements require 21st Century Delaware to indemnify the Indemnitee against all judgments, fines, amounts paid in settlement by or on behalf of the Indemnitee and all Expenses (as defined in the Indemnity Agreements) actually and reasonably incurred by the Indemnitee in connection with any Proceeding (as defined in the Indemnity Agreements) to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that he or she is or was a director, officer, employee or agent of 21st Century Delaware, or is or was serving at the request of 21st Century Delaware as a director, officer, employee or agent of any other entity, provided that the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

With respect to indemnification for claims made against the Indemnitee by or in the name of 21st Century Delaware, 21st Century Delaware shall indemnify the Indemnitee against all Expenses actually and reasonably incurred by him or her in connection with such Proceeding if the Indemnitee acted in good faith and in a manner he or she believed to be in or not opposed to the best interests of 21st Century Delaware. Indemnification is not permitted with respect to any claim, issue or matter as to which Delaware law expressly prohibits such indemnification by reason of any adjudication of liability of the Indemnitee to the corporation, unless, and the only to the extent that, the Court of Chancery or the court in which the action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, the Indemnitee is entitled to indemnification for such Expenses as the court deems proper.

The Indemnity Agreements provide that, if the Indemnitee is entitled to indemnification under the agreement for some or a portion of the judgments, fines, amounts paid in settlement or Expenses actually and reasonably incurred, but not for the total amount thereof, that 21st Century Delaware will indemnify the Indemnitee for that portion of the judgments, fines, amounts paid in settlement and Expenses to which the Indemnitee is entitled.

Further, to the extent permitted by law, 21st Century Delaware will indemnify an Indemnitee against all Expenses actually and reasonably incurred by him or her or on his or her behalf if the Indemnitee appears as a witness or otherwise incurs legal expenses in any threatened, pending or completed legal, administrative, investigative or other proceeding or matter to which the Indemnitee is neither a party nor threatened to be made a party, as a result of or related to the Indemnitee's service as an officer, director, employee or agent of 21st Century Delaware or any other enterprise of which Indemnitee is or was serving at the request of 21st Century Delaware as a director, officer, employee or agent.

Upon making a request for indemnification under an Indemnity Agreement, the Indemnitee is presumed to be entitled to indemnification under the Indemnity Agreement, and 21st Century Delaware has the burden of proof in making any determination contrary to the presumption. The termination of any Proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere does not in itself create a presumption that the Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal Proceeding, that the Indemnitee had reasonable cause to believe his or her conduct was unlawful, nor shall it otherwise adversely affect the rights of the Indemnitee to indemnification, except as otherwise set forth in the Indemnity Agreements. For purposes of determining whether the Indemnitee acted in good faith, the Indemnitee is deemed to have acted in good faith if his or her action is based on the records or books of account of the corporation, including financial statements, or on information supplied to the Indemnitee by the officers of the corporation in the course of their duties, or on the advice of legal counsel for the corporation or the board or counsel selected by any committee of the board or on information or records given or reports made to the corporation by an independent certified public accountant or by an appraiser, investment banker or other expert selected with the reasonable care by the corporation or the board or any committee of the board.

The Indemnity Agreements require 21st Century Delaware to make the determination as to whether the Indemnitee is entitled to indemnification within 60 calendar days after receipt of a written request for indemnification and, if it is determined that the Indemnitee is entitled to indemnification, to pay such amounts due within ten days of the determination. The determination shall be made by (a) the board of directors, by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum, (b) a committee of Disinterested Directors designated by a majority vote of such directors (whether or not such majority constitutes a quorum), (c) if there are no Disinterested Directors, or if the Disinterested Directors direct, by independent counsel in a written opinion to the board, or (d) the stockholders of 21st Century Delaware. The term "Disinterested Director" means a director of 21st Century Delaware who is not or was not a party to the Proceeding in respect of which indemnification is being sought by the Indemnitee.

All agreements and obligations of 21st Century Delaware contained in the Indemnity Agreements continue during the period the Indemnitee is a director, officer, employee or agent of 21st Century Delaware or is serving at the request of 21st Century Delaware as a director, officer, employee or agent of another entity, and will continue thereafter with respect to any possible claims based on the fact that he or she was a director, officer, employee or agent of 21st Century Delaware or such other entity.

To the extent that 21st Century Delaware maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents or fiduciaries of 21st Century Delaware or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of 21st Century Delaware, the Indemnity Agreements provide that the Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

The Indemnity Agreements provide that, to the fullest extent permissible under applicable law, if the indemnification provided for in the Indemnity Agreements is unavailable to the Indemnitee for any reason whatsoever, 21st Century Delaware, in lieu of indemnifying the Indemnitee, shall contribute to the amount incurred by the Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under the Indemnity Agreements, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by 21st Century Delaware and the Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of 21st Century Delaware (and its directors, officers, employees and agents) and the Indemnitee in connection with such event(s) and/or transaction(s).

With respect to any Proceeding for which the Indemnitee notifies 21st Century Delaware that he or she believes indemnification will be sought from 21st Century Delaware under the Indemnity Agreement, 21st Century Delaware will be entitled to participate in the Proceeding at its own expense, and, to the extent that it may wish, 21st Century Delaware, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to the Indemnitee, and after notice from 21st Century Delaware of its election so to assume the defense thereof, 21st Century Delaware shall not be liable to the Indemnitee under the Indemnity Agreement for any expenses of counsel subsequently incurred by the Indemnitee in connection with the defense thereof unless (a) the employment of counsel by the Indemnitee has been authorized by 21st Century Delaware, (b) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between 21st Century Delaware and the Indemnitee in the conduct of the defense of such action, or (c) 21st Century Delaware shall not within 60 calendar days of receipt of notice from the Indemnitee in fact have employed counsel to assume the defense of the action, in each of which cases the fees and expenses of the Indemnitee's counsel shall be at the expense of 21st Century Delaware. 21st Century Delaware is not entitled to assume the defense of any Proceeding brought by or on behalf of 21st Century Delaware or as to which the Indemnitee has reasonably concluded that there may be a conflict of interest between 21st Century Delaware and the Indemnitee in the conduct of the defense of such action. If 21st Century Delaware assumes the defense of a Proceeding, then it is not liable to indemnify the Indemnitee under the Indemnity Agreement for any amounts paid in settlement of any Proceeding effected without 21st Century Delaware's written consent. 21st Century Delaware is not permitted to settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to the Indemnitee without Indemnitee's written consent, provided that neither 21st Century Delaware nor the Indemnitee will unreasonably withhold its consent to any proposed settlement.

Like all indemnification obligations, 21st Century Delaware's obligations under the Indemnity Agreements could have a significant impact on 21st Century Delaware's financial condition in the event that major litigation were initiated against directors, officers or other Indemnitees. In such an event, 21st Century Delaware's obligations under the Indemnity Agreements are not conditioned on its ability to pay or on the effect of such payment obligations on 21st Century Delaware's financial condition. Neither the Company nor 21st Century Delaware is aware of any pending or threatened claim against the Company's or 21st Century Delaware's directors, officers or other agents for which indemnification may be sought pursuant to the Indemnity Agreements.

VOTE REQUIRED FOR APPROVAL OF THE INDEMNITY AGREEMENTS

As discussed above, shareholder ratification or approval of the Indemnity Agreements is not required by law. Nevertheless, because 21st Century Delaware directors and officers (who are currently the directors and officers of the Company) are parties to the Indemnity Agreements and are the beneficiaries of the rights conferred by such agreements, the board of directors believes that it is appropriate to submit to the shareholders the proposal to approve the Indemnity Agreements. The affirmative vote of the holders of a majority of the shares of Company's outstanding Common Stock was required to approve the Indemnity Agreements, and such approval was obtained by the written consent of shareholders owning a majority of the Company's outstanding Common Stock on October 17, 2003.

INTEREST OF CERTAIN PERSONS IN OR
OPPOSITION TO MATTERS TO BE ACTED UPON

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associate of the foregoing persons has any substantial interest, direct or indirect, in the Company's change of state of incorporation that differs from that of any other shareholders of the Company. No director of the Company opposed the Reincorporation. With regard to the form of Indemnity Agreement, as the officers and directors of 21st Century Delaware (who are currently the officers and directors of the Company) will enter into an Indemnity Agreement with the Company, each of the Company's officers and directors may be deemed to have a personal interest in the proposal relating to the Indemnity Agreements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

The following table lists the beneficial ownership of each person or group who owned as of October 1, 2003, to the Company's knowledge, more than five percent of any class of its outstanding voting securities.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Common	American International Group, Inc. ("AIG") Through its subsidiaries: American Home Assurance Company, Commerce & Industry Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa. and New Hampshire Insurance Company 70 Pine Street New York, NY 10270	53,445,620	62.6%
Common	American Union Insurance Company 2205 East Empire Street, Suite A Bloomington, IL 61704	6,100,000	7.1%
Common	Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	5,000,000	5.9%

MANAGEMENT OWNERSHIP

The following table summarizes the ownership of equity securities of 21st Century Insurance Group and an affiliated company, AIG, by the directors, the Company's Chief Executive Officer and the four other highest paid executive officers, and the directors and officers as a group.

		Equity Securities of 21st Century Insurance Group and AIG as of October , 2003
		21st Century			AIG
Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1) As of October 1, 2003		Percent of Class	Amount and Nature of Beneficial Ownership As of October 1, 2003		Percent of Class

Common	Robert M. Sandler	28,000	(2)	*	445,557	(11)	*
Common	John B. De Nault, III	1,258,500	(2)	1.4%	0		*
Common	R. Scott Foster	68,606	(2)	*	0		*
Common	Roxani M. Gillespie	22,500	(3)	*	0		*
Common	Jeffrey L. Hayman	0		*	3,701	(14)	*
Common	Fred J. Martin, Jr.	0		*	0		*
Common	James P. Miscoll	22,195	(3)	*	8,900	(12)	*
Common	Keith W. Renken	0		*	0		*
Common	Gregory M. Shepard	6,128,100	(2)(4)	7.1%	0		*
Common	Howard I. Smith	28,000	(2)	*	443,576	(13)	*
Common	Bruce W. Marlow	746,261	(5)	*	0		*
Common	G. Edward Combs	179,600	(6)	*	0		*
Common	Michael J. Cassanego	158,548	(7)	*	196		*
Common	Dean E. Stark	200,088	(8)	*	115		*
Common	Douglas K. Howell	0	(9)	*	0		*
Common	All Directors and Officers as a Group (21 individuals)	9,201,652	(10)	10.44%	*		*

*
Less than 1%

(1)
Under the rules of the Securities and Exchange Commission (the "SEC"), a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days, as well as any securities owned by such person's spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

(2)
Includes 28,000 shares issuable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement.

(3)
Includes 20,000 shares issuable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement.

(4)
Mr. Shepard is Chairman of the Board and President of American Union Insurance Company, which owns 6,100,000 shares.

(5)
Includes 710,764 shares issuable upon exercise of stock options exercisable within 60 days of the date of this Proxy Statement.

(6)
Includes 164,600 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement

(7)
Includes 142,813 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

(8)
Includes 189,565 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

(9)
Mr. Howell terminated employment on February 7, 2003.

(10)
Includes 1,387,742 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

(11)
Includes 142,578 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

(12)
Includes 937 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

(13)
Includes 253,281 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

(14)
Includes 3,5064 shares issuable upon exercise of stock options exercisable within 60 days of this Proxy Statement.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER is dated as of October 22, 2003 (the "Agreement") by and between 21st Century Insurance Group, a Delaware corporation ("21st Century Delaware") and 21st Century Insurance Group, a California corporation ("21st Century California"). 21st Century Delaware and 21st Century California are sometimes referred to herein as the "Constituent Corporations".

RECITALS

A.    21st Century Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 110,500,000 shares, 110,000,000 of which are designated common stock par value $0.001 per share ("Common Stock"), and 500,000 of which are designated preferred stock, par value $0.001 per share ("Preferred Stock"). As of October 22, 2003, 100 shares of Common Stock were issued and outstanding, all of which were held by 21st Century California, and no shares of Preferred Stock were issued and outstanding.

B.    21st Century California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 110,500,000 shares, 110,000,000 of which are designated common stock, no par value ("Common Stock"), and 500,000 of which are designated preferred stock, par value $1.00 per share ("Preferred Stock"). As of October 22, 2003, 85,431,505 shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

C.    The Board of Directors of 21st Century California has determined that, for the purpose of effecting the reincorporation of 21st Century California into the State of Delaware, it is advisable and in the best interests of 21st Century California and its shareholders that 21st Century California merge with and into 21st Century Delaware upon the terms and conditions herein provided.

D.    The respective Boards of Directors of 21st Century Delaware and 21st Century California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, 21st Century Delaware and 21st Century California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I
MERGER

1.1
Merger.    In accordance with the provisions of this Agreement, the Delaware General Corporation Law ("DGCL") and the California General Corporation Law, 21st Century California shall be merged with and into 21st Century Delaware (the "Merger"), the separate existence of 21st Century California shall cease and 21st Century Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be 21st Century Corporation, and the Surviving Corporation shall be a Delaware corporation under the DGCL.

1.2    Filing and Effectiveness.The Merger shall become effective when the following actions shall have been completed (such date and time hereinafter referred to as the "Effective Date"):

  (a)
  All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

  (b)
  An executed Certificate of Merger meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware; and

  (c)
  An executed Agreement and Plan of Merger meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

1.3.    Effect of the Merger.    Upon the Effective Date, the separate existence of 21st Century California shall cease and 21st Century California shall be merged with and into 21st Century Delaware, and 21st Century Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date, (ii) shall be subject to all actions previously taken by its and 21st Century California's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of 21st Century California in the manner as more fully set forth in Section 259 of the DGCL, including all rights, privileges, immunities, licenses and permits (whether of a public or private nature), and all property (real, personal and mixed), all debts due on whatever account, all choses in action, and all and every other interest of or belonging to or due to 21st Century California, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of 21st Century California, including without limitation, all liabilities and obligations under any and all indemnification agreements between 21st Century California and certain of its directors and officers, in the same manner as if 21st Century Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the California General Corporation Law.

ARTICLE II
CHARTER DOCUMENTS; DIRECTORS AND OFFICERS

2.1    Certificate of Incorporation.    The Certificate of Incorporation of 21st Century Delaware as in effect immediately prior to the Effective Date shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation.

2.2    Bylaws.    The Bylaws of 21st Century Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3    Directors and Officers.    The directors and officers of 21st Century California immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation at and on the Effective Date until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2.4    Indemnification Agreements.    As of the Effective Date, 21st Century Delaware hereby assumes all obligations of 21st Century California under any and all indemnification agreements existing as of the Effective Date by and between 21st Century California and certain directors and officers of 21st Century California arising from any suit, action, proceeding or claim, whether now in existence or arising in the future, against such directors and officers, or any one of them.

ARTICLE III
MANNER OF CONVERSION OF STOCK

3.1    21st Century California Common Stock.    Upon the Effective Date, each share of 21st Century California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock of the Surviving Corporation.

3.2    21st Century California Options, Stock Purchase Rights and Convertible Securities.    Upon the Effective Date, the Surviving Corporation shall assume and continue any stock option plans and all other employee benefit plans of 21st Century California. As of the date hereof there are options outstanding under 21st Century California's stock option plans to purchase a total of 5,141,900 shares of Common Stock of 21st Century California. As of the date hereof, there are no other options, purchase rights for or securities convertible into either Common Stock or Preferred Stock of 21st Century California. Each outstanding and unexercised option to purchase 21st Century California Common Stock shall become an option to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of 21st Century California Common Stock issuable pursuant to any such option on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such 21st Century California option at the Effective Date of the Merger.

3.3    Reservation of Shares.    A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options equal to the number of shares of 21st Century California Common Stock so reserved immediately prior to the Effective Date.

3.4    Other Employee Benefit Plans.    Upon the Effective Date, the obligations of 21st Century California under or with respect to every plan, trust, program and benefit then in effect or administered by 21st Century California on behalf of or for the benefit of the officers and employees of 21st Century California, including plans, trusts, programs and benefits administered by 21st Century California in which subsidiaries of 21st Century California, their officers and employees currently are permitted to participate, if any (the "Employee Benefit Plans") shall become the lawful obligations of 21st Century Delaware and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

3.5    21st Century Delaware Common Stock.    Upon the Effective Date, each share of Common Stock of 21st Century Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by 21st Century Delaware or the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.6    Exchange of Certificates.    After the Effective Date, each holder of an outstanding certificate representing shares of 21st Century California Common Stock may, at such holder's option, surrender the same for cancellation to the transfer agent and registrar for the Common Stock of the Surviving Corporation, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Common Stock of the Surviving Corporation into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of 21st Century California Common Stock shall be deemed for all purposes to represent the number of shares of Common Stock of the Surviving Corporation's Common Stock into which such shares of 21st Century California Common Stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of capital stock of the Surviving Corporation represented by such outstanding certificate as provided above.

Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of 21st Century California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

If any certificate for shares of 21st Century Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of 21st Century Delaware that such tax has been paid or is not payable.

ARTICLE IV
GENERAL

4.1    Covenants of 21st Century Delaware.    21st Century Delaware covenants and agrees that it will, on or before the Effective Date:

  (a)
  Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably consent to service of process directed to it upon its designated agent as required under the provisions of Section 2105 of the California General Corporation Law;

  (b)
  File any and all documents with the California Franchise Tax Board necessary for the assumption by 21st Century Delaware of all of the franchise tax liabilities of 21st Century California; and

  (c)
  Take such other actions as may be required by the California General Corporation Law.

4.2    Shareholder Approval.    It shall be a condition precedent to the effectiveness of the Merger that this Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware and the California General Corporation Law.

4.3    Further Assurances.    From time to time, as and when required by 21st Century Delaware or by its successors or assigns, there shall be executed and delivered on behalf of 21st Century California such deeds and other instruments, and there shall be taken or caused to be taken by 21st Century Delaware and 21st Century California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by 21st Century Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of 21st Century California and otherwise to carry out the purposes of this Agreement, and the officers and directors of 21st Century Delaware are fully authorized in the name and on behalf of 21st Century California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.4    Abandonment.    At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either 21st Century California or 21st Century Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of 21st Century California or by the sole stockholder of 21st Century Delaware, or by both.

The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would materially and adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

4.5    Registered Office.    The registered office of the Surviving Corporation in the State of Delaware is located at National Registered Agents, Inc., 9 East Loockerman Street, Suite 1B, Dover, County of Kent, Delaware, 19901 and National Registered Agents, Inc. is the registered agent of the Surviving Corporation at such address.

4.6    Expenses.    Each party to the transactions contemplated by this Agreement (including, without limitation, 21st Century California, 21st Century Delaware and their respective shareholders) shall pay its own expenses, if any, incurred in connection with such transactions.

4.7    Agreement.    Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 6301 Owensmouth Avenue, Woodland Hills, California 91367, and copies thereof will be furnished to any shareholder of either Constituent Corporation upon request and without cost.

4.8    Governing Law.    This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

4.9    Counterparts.    In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of 21st Century Delaware and 21st Century California, is hereby executed on behalf of each of such two corporations by their respective officers thereunto duly authorized.

21ST CENTURY INSURANCE GROUP a Delaware corporation
By:	/s/ CARMELO SPINELLA Carmelo Spinella, Chief Financial Officer
By:	/s/ MICHAEL J. CASSANEGO Michael J. Cassanego, Senior Vice President, General Counsel & Secretary
21ST CENTURY INSURANCE GROUP a California corporation
By:	/s/ BRUCE W. MARLOW Bruce W. Marlow, Chief Executive Officer
By:	/s/ G. EDWARD COMBS G. Edward Combs, Senior Vice President, Marketing

APPENDIX B

CERTIFICATE OF INCORPORATION
OF
21ST CENTURY INSURANCE GROUP

ARTICLE I
NAME OF CORPORATION

The name of this corporation (the "Corporation") is:

21st Century Insurance Group

ARTICLE II
REGISTERED OFFICE

The address of the registered office of the Corporation in the State of Delaware is c/o National Registered Agents, Inc., 9 East Loockerman Street, Suite 1B, City of Dover, 19901, County of Kent. The name of the registered agent in the State of Delaware is National Registered Agents, Inc. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Delaware.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "Delaware Code").

ARTICLE IV
AUTHORIZED CAPITAL STOCK

Section 1.    Authorized Shares.    The Corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, "Preferred Stock" and "Common Stock"; the total number of shares which the Corporation shall have authority to issue is One Hundred Ten Million Five Hundred Thousand (110,500,000). The total number of shares of Preferred Stock shall be Five Hundred Thousand (500,000) and each such share shall have a par value of $0.001; and the total number of shares of Common Stock shall be One Hundred Ten Million (110,000,000) and each such share shall have a par value of $0.001.

Section 2.    Preferred Stock.    The shares of Preferred Stock may be issued from time to time in one or more series not exceeding the aggregate number of shares authorized by this Certificate of Incorporation (as the same may be amended, modified, supplemented or restated from time to time). The Board of Directors is hereby vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof pursuant to a Certificate of Designations, including without limitation the voting powers, if any (which voting powers, if granted, may be full or limited), dividend rate (which may be cumulative or non-cumulative), the conditions or time for payment of dividends and the preference or relation of such dividends to dividends payable to any other class or series of capital stock, conversion or exchange rights, whether the shares of any series of Preferred Stock shall be subject to redemption by the Corporation and if subject to redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption, and the liquidation preference of any series of shares of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Certificate of Designations relating to any series of Preferred Stock.

Section 3.    Common Stock.    Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Certificate of Designations relating to any series of Preferred Stock).

ARTICLE V
BOARD POWER REGARDING BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term "Whole Board" shall mean shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation; provided, however, that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provisions of the Bylaws of the Corporation.

ARTICLE VI
DIRECTORS

Section 1.    Written Ballot.    Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 2.    Number of Directors.    Subject to the rights of the holders of Preferred Stock to elect additional directors under specified circumstances, if any, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

Section 3.    Vacancies.    Subject to the rights of holders of any series of Preferred Stock then outstanding, newly created directorships resulting from an increase in the authorized number of directors or any vacancies in the Board of Directors resulting from the death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and shall not be filled by the stockholders), and directors so chosen shall serve for a term expiring at the next annual meeting of stockholders or until such director's successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Section 4.    Advance Notice.    Advance notice of stockholder nominations of directors and of business to be brought by any stockholder before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

Section 5.    Removal of Directors.    Subject to the rights of holders of any series of Preferred Stock then outstanding, if any, any director, or the entire Board of Directors may be removed from office at any time and only by the affirmative vote of the holders of at least a majority of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE VII
LIABILITY

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware Code, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware Code is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware Code, as so amended. Any repeal or modification of this provision shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE VIII
INDEMNIFICATION

Section 1.    Right to Indemnification.    Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware Code, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2.    Right to Advancement of Expenses.    In addition to the right to indemnification conferred in Section 1 of this Article VIII, an indemnitee shall also have the right to be paid by the

Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware Code requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

Section 3.    Right of Indemnitee to Bring Suit.    If a claim under Section 1 or 2 of this Article VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware Code. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware Code, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 4.    Non-Exclusivity of Rights.    The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Bylaws, agreement, vote of stockholders or directors or otherwise.

Section 5.    Insurance.    The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware Code.

Section 6.    Indemnification of Employees and Agents of the Corporation.    The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 7.    Nature of Rights.    The rights conferred upon indemnitees in this Article VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

ARTICLE IX
CORPORATE POWER

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred on stockholders herein are granted subject to this reservation.

ARTICLE X
CALL OF SPECIAL MEETINGS OF STOCKHOLDERS

Subject to the rights of the holders of any series of Preferred Stock to call meetings under specified circumstances, if any, special meetings of the stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by the Whole Board, by the Chairman of the Board, the Vice Chairman of the Board, the President or the Secretary, and such special meetings may not be called by any other person or persons.

ARTICLE XI
STOCKHOLDER ACTION BY WRITTEN CONSENT

Any election of directors or other action by the stockholders of the Corporation that may be effected at an annual or special meeting of stockholders may be effected by written consent without a meeting so long as such written consent is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a duly held annual or special meeting at which all shares entitled to vote thereon were present and voted.

ARTICLE XII
INCORPORATOR

The name and mailing address of the incorporator of the Corporation is:

National Corporate Research, Ltd.
615 South DuPont Highway, Suite 1B
Dover, Delaware 19901

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation to do business both within and without the State of Delaware, and in pursuance of the Delaware Code, does make and file this Certificate.

Dated: October 21, 2003

National Corporate Research, Ltd.
By:	Tami Gerardi, Assistant Secretary

APPENDIX C

21ST CENTURY INSURANCE GROUP

(a Delaware corporation)

BYLAWS

ARTICLE I
STOCKHOLDERS

Section 1.    Annual Meeting.

(a)
An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen (13) months of the last annual meeting of stockholders.

(b)
Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's notice with respect to such meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of record of the Corporation who was a stockholder of record at the time of the giving of the notice provided for in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section.

(c)
For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of the foregoing paragraph, (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (ii) such business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware, (iii) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice, as that term is defined in subclause (C)(iii) of this paragraph, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation's voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice and (iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 45 or more than 75 days prior to the first anniversary (the "Anniversary") of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting of stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (I) the 90th day prior to such annual meeting or (II) the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such person's written consent to serve as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent, a "Solicitation Notice").

(d)
Notwithstanding anything in paragraph (c) of this Section 1 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 55 days prior to the Anniversary, a stockholder's notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(e)
Only persons nominated in accordance with the procedures set forth in this Section 1 shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

(f)
For purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(g)
Notwithstanding the foregoing provisions of this Section 1, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1. Nothing in this Section 1 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2.    Special Meetings.

(a)
Subject to the rights of the holders of any series of Preferred Stock to call meetings under specified circumstances, if any, special meetings of the stockholders, other than those required by statute, may be called at any time by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, by the Chairman of the Board, the Vice Chairman of the Board, the President or the Secretary, and such special meetings may not be called by any other person or persons. For purposes of these Bylaws, the term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The Board of Directors may postpone or reschedule any previously scheduled special meeting.

(b)
Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of record of the Corporation who is a stockholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in Section 1 of this Article I. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice required by paragraph (c) of Section 1 of this Article I shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

(c)
Notwithstanding the foregoing provisions of this Section 2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2. Nothing in this Section 2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 3.    Notice of Meetings.    Notice of the place, if any, date, and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).

When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 4.    Quorum.    At any meeting of the stockholders, the holders of a majority of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law. Where a separate vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, if any, date, or time.

Section 5.    Organization.    Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

Section 6.    Conduct of Business.    The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 7.    Proxies and Voting.    At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

Section 8.    Stock List.    A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least 10 days prior to the meeting in the manner provided by law.

The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

ARTICLE II
BOARD OF DIRECTORS

Section 1.    Number, Election and Term of Directors.    Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board, provided that the initial number of directors of the Corporation shall be eleven (11).

Section 2.    Newly Created Directorships and Vacancies.    Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the next annual meeting of stockholders and until such director's successor shall have been duly elected and qualified, or until he shall resign or have been removed. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

Section 3.    Regular Meetings.    Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 4.    Special Meetings.    Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or by a majority of the Whole Board and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or by telephone or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 5.    Quorum.    At any meeting of the Board of Directors, a majority of the total number of the Whole Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 6.    Participation in Meetings By Conference Telephone.    Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Section 7.    Conduct of Business.    At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 8.    Compensation of Directors.    Unless otherwise restricted by the Corporation's Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings.

ARTICLE III
COMMITTEES

Section 1.    Committees of the Board of Directors.    The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 2.    Conduct of Business.    Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE IV
OFFICERS

Section 1.    Generally.    The officers of the Corporation shall consist of a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, a Treasurer, a Chief Financial Officer (who may also be the Treasurer) and such other officers as may from time to time be appointed by the Board of Directors, which officers may include one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents with such titles as the resolution choosing them shall designate. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board of Directors.

Section 2.    Chairman of the Board.    The Chairman of the Board shall preside at all meetings of the stockholders, or shall designate an executive officer of the Corporation to so preside.

Section 3.    Vice Chairman of the Board.    The Vice-Chairman of the Board shall perform the duties of the Chairman during the Chairman's absence or disability.

Section 4.    Chief Executive Officer.    The Chief Executive Officer shall be the general manager of the Corporation and shall have, subject to the control of the Board of Directors, general supervision and direction of the business and affairs of the Corporation. The Chief Executive Officer shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him or her by the Board of Directors.

Section 5.    President.    The President shall have the general powers and duties of management as may be determined by the Board of Directors. Subject to the direction of the Board of Directors and the Chairman of the Board, the President shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision of all of the other officers (other than the Chairman of the Board or the Vice Chairman), employees and agents of the Corporation.

Section 6.    Vice President.    Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One Vice President shall be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

Section 7.    Chief Financial Officer.    The Chief Financial Officer of the Corporation shall maintain or cause to be maintained adequate and correct accounts of the properties, and financial and business transactions of the Corporation, and shall send or cause to be sent to the stockholders of the Corporation such financial statements and reports as are by law and these Bylaws required to be sent to the stockholders. The Chief Financial Officer may also be the Treasurer of the Corporation.

Section 8.    Treasurer.    The Treasurer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.

Section 9.    Assistant Treasurers.    An Assistant Treasurer shall, at the request of the Treasurer, or in the absence or disability of the Treasurer, perform all the duties of the Treasurer. He or she shall perform such other duties which are delegated and assigned to him or her by the Board of Directors, the Chief Executive Officer, if any, the President, the Treasurer, these Bylaws or as may be provided by law.

Section 10.    Secretary.    The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.

Section 11.    Assistant Secretaries.    An Assistant Secretary shall, at the request of the Secretary, or in the absence or disability of the Secretary, perform all the duties of the Secretary. He or she shall perform such other duties which are delegated and assigned to him or her by the Board of Directors, the Chief Executive Officer, if any, the President, these Bylaws, or as may be provided by law.

Section 12.    Delegation of Authority.    The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 13.    Term of Office.    Unless otherwise provided in the resolution appointing such person, each officer shall be appointed for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen or until such person's resignation or removal before the expiration of such term. Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

Section 14.    Action with Respect to Securities of Other Corporations.    Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other Corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other Corporation.

ARTICLE V
STOCK

Section 1.    Certificates of Stock.    Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.

Section 2.    Transfers of Stock.    Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article V of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

Section 3.    Record Date.    In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 4.    Lost, Stolen or Destroyed Certificates.    In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5.    Regulations.    The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VI
NOTICES

Section 1.    Notices.    If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.

Section 2.    Waivers.    A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.

ARTICLE VII
MISCELLANEOUS

Section 1.    Facsimile Signatures.    In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 2.    Corporate Seal.    The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 3.    Reliance upon Books, Reports and Records.    Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 4.    Dividends.    Subject to the provisions of applicable statutes and the Certificate of Incorporation, dividends may be declared by and at the discretion of the Board of Directors and may be paid in cash, in property, or in shares of stock of the Corporation, out of assets legally available therefor.

Section 5.    Fiscal Year.    The fiscal year of the Corporation shall be as fixed, and shall be subject to change, by the Board of Directors.

Section 6.    Time Periods.    In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

ARTICLE VIII
INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1.    Right to Indemnification.    Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil,

criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article VIII with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2.    Right to Advancement of Expenses.    In addition to the right to indemnification conferred in Section 1 of this Article VIII, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

Section 3.    Right of Indemnitee to Bring Suit.    If a claim under Section 1 or 2 of this Article VIII is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (a) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VIII or otherwise shall be on the Corporation.

Section 4.    Non-Exclusivity of Rights.    The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, Bylaws, agreement, vote of stockholders or directors or otherwise.

Section 5.    Insurance.    The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 6.    Indemnification of Employees and Agents of the Corporation.    The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 7.    Nature of Rights.    The rights conferred upon indemnitees in this Article VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this Article VIII that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

ARTICLE IX
AMENDMENTS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal these Bylaws (by resolution of a majority of the Whole Board) subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the Bylaws; provided, however, that, with respect to the power of holders of capital stock to adopt, amend and repeal Bylaws of the Corporation, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any preferred stock, the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.

APPENDIX D

21ST CENTURY INSURANCE GROUP
INDEMNIFICATION AGREEMENT

THIS INDEMNITY AGREEMENT (the "Agreement") is made and entered into as of            ,            , by and between 21st Century Insurance Group, a Delaware corporation (the "Company"), and                        (the "Indemnitee").

RECITALS

WHEREAS, the Board of Directors of the Company (the "Board") has determined that the inability to attract and retain qualified persons as directors and officers is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be adequate certainty of protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the Company; and

WHEREAS, the Company has adopted provisions in its Certificate of Incorporation and Bylaws providing for indemnification of its officers and directors to the fullest extent permitted by applicable law, and the Company wishes to clarify and enhance the rights and obligations of the Company and Indemnitee with respect to indemnification; and

WHEREAS, the Company has elected to follow the corporate governance practices and procedures of the Delaware General Corporation Law, as the same may be amended from time to time (the "DGCL"); and

WHEREAS, in order to induce and encourage highly experienced and capable persons such as Indemnitee to serve and continue to serve as directors and officers of the Company and in any other capacity with respect to the Company, and to otherwise promote the desirable end that such persons will resist what they consider unjustified lawsuits and claims made against them in connection with the good faith performance of their duties to the Company, with the knowledge that certain costs, judgments, penalties, fines, liabilities and expenses incurred by them in their defense of such litigation are to be borne by the Company and they will receive the maximum protection against such risks and liabilities as may be afforded by law, the Board of the Company has determined that the following Agreement is reasonable and prudent to promote and ensure the best interests of the Company and its stockholders; and

WHEREAS, the Company desires to have Indemnitee continue to serve as a director or officer of the Company and in such other capacity with respect to the Company as the Company may request, as the case may be, free from undue concern for unpredictable, inappropriate or unreasonable legal risks and personal liabilities by reason of Indemnitee acting in good faith in the performance of Indemnitee's duty to the Company; and Indemnitee desires to continue so to serve the Company, provided, and on the express condition, that he or she is furnished with the indemnity set forth hereinafter; and

WHEREAS, this Agreement is a supplement to and in furtherance of the indemnification provided in the Certificate of Incorporation and Bylaws of the Company and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder

Now, therefore, in consideration of Indemnitee's continued service as a director or officer of the Company, the parties hereto agree as follows:

1.
Service by Indemnitee.    Indemnitee will serve and/or continue to serve as a director or officer of the Company faithfully and to the best of Indemnitee's ability so long as

  Indemnitee is duly elected or appointed and until such time as Indemnitee is removed as permitted by law or tenders a resignation in writing.

2.
Definitions.    For purposes of this Agreement:

(a)
"Disinterested Director" means a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

(b)
"Enterprise" means the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary

(b)
"Expenses" includes, without limitation, expenses incurred in connection with the defense or settlement of any and all investigations, judicial or administrative proceedings or appeals, including, but not limited to, all reasonable attorneys' fees, retainers and disbursements and advances thereon, court costs, transcript costs, fees of experts, witness fees and expenses, fees and expenses of accountants and other advisors, the premium, security for, and other costs relating to any bond (including cost bonds, appraisal bonds or their equivalents), travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in, a Proceeding, and any expenses of establishing a right to indemnification under Sections 9, 11 and 13 hereof but shall not include amounts paid in settlement by or on behalf of Indemnitee or the amount of judgments or fines against Indemnitee.

(c)
"Independent Counsel" means a law firm or a member of a law firm that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement.

(d)
"Proceeding" includes any threatened, pending or completed investigation (other than internal investigations of the conduct of the Company employees), action, suit or other proceeding, whether brought by or in the right of the Company or otherwise, and whether of a civil, criminal, administrative or investigative nature, including, but not limited to, actions, suits or proceedings in which Indemnitee was, is, may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of anything done or not done by Indemnitee in any such capacity, whether or not Indemnitee is serving in such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

3.
Indemnification. The Company shall indemnify Indemnitee to the fullest extent permitted by the DGCL and the Certificate of Incorporation and Bylaws of the Company in effect on the date hereof or as such law or the Certificate of Incorporation and Bylaws may from time to time be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law and the Certificate of Incorporation and Bylaws permitted the Company to provide prior to such amendment). Without diminishing the scope of the indemnification provided by this Section, the rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights hereinafter set forth, except that no indemnification shall be paid to Indemnitee:

  (a)
  if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful;

  (b)
  on account of any suit in which judgment is rendered against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, the provisions of Section 304 of the Sarbanes-Oxley Act of 2002 or similar provisions of any federal, state or local statutory law;

  (c)
  in connection with an action, suit or proceeding, or part thereof (including claims and counterclaims) initiated or brought voluntarily by Indemnitee and not by way of defense, except a judicial proceeding or arbitration pursuant to Section 11 hereof to enforce rights under this Agreement, unless the action, suit or proceeding (or part thereof) was authorized by the Board;

  (d)
  with respect to any action, suit or proceeding brought by or on behalf of the Company against Indemnitee that is authorized by the Board, except as provided in Sections 5, 6 and 7 below; or

  (e)
  for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement of the Company or any other company or organization on whose board Indemnitee serves at the request of the Company, except in respect of any indemnity exceeding the payment under such insurance, clause, bylaw or agreement.

4.
Action or Proceedings Other than an Action by or in the Right of the Company. Except as limited by Section 3 above, Indemnitee shall be entitled to the indemnification rights provided in this Section 4 if Indemnitee is a party or is threatened to be made a party to any Proceeding (other than an action by or in the name of the Company) by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of any other entity (including, but not limited to, another corporation, partnership, joint venture or trust); or by reason of anything done or not done by Indemnitee in any such capacity. Pursuant to this Section 4, Indemnitee shall be indemnified against all judgments, fines, amounts paid in settlement by or on behalf of Indemnitee and Expenses, and actually and reasonably incurred by Indemnitee in connection with such Proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe his or her conduct was unlawful.

5.
Indemnity in Proceedings by or in the Name of the Company. Except as limited by Section 3 above, Indemnitee shall be entitled to the indemnification rights provided in this Section 5 if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the name of the Company to procure a judgment in its favor by reason of the fact that Indemnitee is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of any other entity (including, but not limited to, another corporation, partnership, joint venture or trust); or by reason of anything done or not done by Indemnitee in any such capacity. Pursuant to this Section 5, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, that no such indemnification shall be made in respect of any claim, issue, or matter as to which Delaware law expressly prohibits such indemnification by reason of any adjudication of liability of Indemnitee to the Company, unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is entitled to indemnification for such Expenses which the court shall deem proper.

6.
Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the limitations of Section 3(e), 4 and 5 above, to the extent that Indemnitee has been successful, on the merits or otherwise, in whole or in part, in defense of any Proceeding (including an action, suit or proceeding brought by or on behalf of the Company) or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of any action without prejudice, or if it is ultimately determined that Indemnitee is otherwise entitled to be indemnified against Expenses, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred in connection therewith.

7.
Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the judgments, fines, amounts paid in settlement by or on behalf of Indemnitee or Expenses actually and reasonably incurred in connection with any Proceeding (including an action, suit or proceeding brought by or on behalf of the Company), but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such judgments, fines, amounts paid in settlement by or on behalf of Indemnitee and Expenses actually and reasonably incurred to which Indemnitee is entitled.

8.
Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the maximum extent permitted by applicable law, Indemnitee shall be entitled to indemnification against all Expenses actually and reasonably incurred or suffered by Indemnitee or on Indemnitee's behalf if Indemnitee appears as a witness or otherwise incurs legal expenses as a result of or related to Indemnitee's service as a director or officer of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of any other entity (including, but not limited to, another corporation, partnership, joint venture or trust), in any threatened, pending or completed legal, administrative, investigative or other proceeding or matter to which Indemnitee neither is, nor is threatened to be made, a party.

9.     Procedure for Determination of Entitlement to Indemnification.

  (a)
  To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information which is reasonably necessary for such determination and which is reasonably available to Indemnitee. The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board or such other person or persons empowered to make the determination as provided in Section 9(b) that Indemnitee has made such request for indemnification.

  (b)
  Upon written request by Indemnitee for indemnification pursuant to Sections 4, 5, 6, 7 or 8 the entitlement of Indemnitee to indemnification, to the extent not provided pursuant to the terms of this Agreement, shall be determined by the following person or persons who shall be empowered to make such determination: (a) the Board by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum; (b) a committee of Disinterested Directors designated by a majority vote of such directors, whether or not such majority constitutes a quorum; (c) if there are no Disinterested Directors, or if the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board, a copy of which shall be delivered to Indemnitee; or (d) the stockholders of the Company. Such determination of entitlement to indemnification shall be made not later than 60 calendar days after receipt by the Company of a written request for indemnification. If it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within ten (10) days after such determination. If the person making such determination shall determine that Indemnitee is entitled to indemnification as to part (but not all) of the application for indemnification, such person shall reasonably prorate such partial indemnification among the claims, issues or matters at issue at the time of the determination. Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the Board, or stockholder of the Company shall act reasonably and in good faith in making a determination under the Agreement of the Indemnitee's entitlement to indemnification. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company to the extent allowed by applicable law (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

  (c)
  If the determination of entitlement is made by Independent Counsel pursuant to Section 9(b) hereof, the Independent Counsel shall be selected by the Board. If, within twenty (20) days after submission by Indemnitee of a written request for Indemnification pursuant to Section 9(a) hereof, no Independent Counsel shall have been selected and approved, such Independent Counsel shall be selected upon application to a court of competent jurisdiction. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 9(b) hereof, and the Company shall pay all reasonable fees and expenses incident to the procedures of this Section 9(c), regardless of the manner in which such Independent Counsel was selected or appointed.

10.
Presumptions and Effect of Certain Proceedings.

(a)
Upon making a request for indemnification in accordance with Section 9(a), Indemnitee shall be presumed to be entitled to indemnification hereunder and the Company shall have the burden of proof in making any determination contrary to such presumption. If the person or persons so empowered or selected under Section 9 to determine whether Indemnitee is entitled to indemnification shall have failed to make the requested determination with respect to indemnification within sixty (60) calendar days after receipt by the Company of such request, a requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification.

  (b)
  The termination of any Proceeding described in Sections 4 or 5 by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself: (a) create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful; or (b) otherwise adversely affect the rights of Indemnitee to indemnification except as may be provided herein.

  (c)
  For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or the Board or counsel selected by any committee of the Board or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser, investment banker or other expert selected with the reasonable care by the Company or the Board or any committee of the Board. The provisions of this Section 10(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

11.
Remedies of Indemnitee in Cases of Determination not to Indemnify or to Pay Expenses. In the event that a determination is made that Indemnitee is not entitled to indemnification hereunder or if payment has not been timely made following a determination of entitlement to indemnification pursuant to Sections 9 and 10, or if Expenses are not paid pursuant to Section 16, Indemnitee shall be entitled to final adjudication in a court of competent jurisdiction of entitlement to such indemnification or payment. Alternatively, Indemnitee at Indemnitee's option may seek an award in an arbitration to be conducted by a single arbitrator pursuant to the rules of the American Arbitration Association, such award to be made within sixty (60) days following the filing of the demand for arbitration. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration or any other claim. The determination in any such judicial proceeding or arbitration shall be made de novo and Indemnitee shall not be prejudiced by reason of a determination (if so made) pursuant to Sections 9 or 10 that Indemnitee is not entitled to indemnification. If a determination is made or deemed to have been made pursuant to the terms of Sections 9 or 10 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination and is precluded from asserting that such determination has not been made or that the procedure by which such determination was made is not valid, binding and enforceable. The Company further agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary. If the court or arbitrator shall determine that Indemnitee is entitled to any indemnification or payment of Expenses hereunder, the Company shall pay all Expenses actually and reasonably incurred by Indemnitee in connection with such adjudication or award in arbitration (including, but not limited to, any appellate Proceedings).

12.
Non-Exclusivity; Other Rights to Indemnification. Indemnification and payment of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may now or in the future be entitled under any provision of the Certificate of Incorporation, Bylaws or other organizational documents of the Company, vote of stockholders or Disinterested Directors, provision of law, agreement or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted to by such Indemnitee in his capacity as a director, officer, employee or agent of the Company, or as a director, officer, employee or agent or fiduciary of any other entity, including, but not limited to, another corporation, partnership, joint venture or trust which Indemnitee is or was serving at the request of the Company prior to such amendment, alteration or repeal. To the extent that a change in Delaware law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Certificate of Incorporation, Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

13.
Expenses to Enforce Agreement. In the event that Indemnitee is subject to or intervenes in any Proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication or award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, Indemnitee, if Indemnitee prevails in whole or in part in such action, shall be entitled to recover from the Company and shall be indemnified by the Company against any actual Expenses incurred by Indemnitee.

14.
Continuation of Indemnity. All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is a director, officer, employee or agent of the Company or is serving at the request of the Company as a director, officer, employee or agent of any other entity (including, but not limited to, another corporation, partnership, joint venture or trust) of the Company and shall continue thereafter with respect to any possible claims based on the fact that Indemnitee was a director, officer employee or agent of the Company or was serving at the request of the Company as a director, officer, employee or agent of any other entity (including, but not limited to, another corporation, partnership, joint venture or trust). This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of the heirs, personal representatives and estate of Indemnitee.

15.
Notification and Defense of Claim. Promptly after receipt by Indemnitee of notice of any Proceeding, Indemnitee will, if Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company in writing of the commencement or threat of commencement thereof; but delay in so notifying the Company shall not constitute a waiver or release by Indemnitee or of any rights hereunder. Notwithstanding any other provision of this Agreement, with respect to any such Proceeding of which Indemnitee notifies the Company:

(a)
The Company shall be entitled to participate therein at its own expense; and

(b)
Except as otherwise provided in this Section 15(b), to the extent that it may wish, the Company, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election so to assume the defense thereof, the Company shall not be liable to Indemnitee under this Agreement for any expenses of counsel subsequently incurred by Indemnitee in connection with the defense thereof except as otherwise provided below. Indemnitee shall have the right to employ Indemnitee's own counsel in such Proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by

    Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action or (iii) the Company shall not within 60 calendar days of receipt of notice from Indemnitee in fact have employed counsel to assume the defense of the action, in each of which cases the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (ii) above; and

  (c)
  If the Company has assumed the defense of a Proceeding, the Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without the Company's written consent. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on or disclosure obligation with respect to Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

16.
Payment of Expenses. Notwithstanding any other provision of this Agreement, to the extent allowed by applicable law, the Company shall pay, at the request of Indemnitee, all reasonable Expenses incurred by Indemnitee in advance of the final disposition of any Proceeding, each such payment to be made within twenty (20) calendar days after the receipt by the Company of a statement or statements from Indemnitee requesting such payment or payments from time to time. Indemnitee's entitlement to such Expenses shall include those incurred in connection with any Proceeding by Indemnitee seeking a judgment in court or an adjudication or award in arbitration pursuant to this Agreement (including the enforcement of this provision). Such statement or statements shall reasonably evidence the expenses and costs incurred by Indemnitee in connection therewith and shall include or be accompanied by an undertaking, in substantially the form attached as Exhibit 1, by or on behalf of Indemnitee to reimburse such amount if it is finally determined, after all appeals by a court of competent jurisdiction that Indemnitee is not entitled to be indemnified against such Expenses by the Company as provided by this Agreement or otherwise. Indemnitee's undertaking to reimburse any such amounts is not required to be secured, unless otherwise required by the Board.

17.
Insurance. To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

18.
Subrogation. Upon a payment to Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of Indemnitee to recover against any person for such liability, and Indemnitee shall execute all documents and instruments required and shall take such other actions as may be necessary to secure such rights, including the execution of such documents as may be necessary for the Company to bring suit to enforce such rights.

19.
Severability; Prior Indemnification Agreements. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Company provide protection to Indemnitee to the fullest enforceable extent. This Agreement shall supersede and replace any prior indemnification agreements entered into by and between the Company and Indemnitee and any such prior agreements shall be terminated upon execution of this Agreement.

20.
Enforcement.

(a)
The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as a director of the Company, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director of the Company.

(b)
This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof; provided, however, that this Agreement is a supplement to and in furtherance of the Charter of the Company, the Bylaws of the Company and applicable law, and shall not be deemed a substitute therefor, nor to diminish or abrogate any rights of Indemnitee thereunder

21.
Notices. All notices or other communications provided for by this Agreement shall be made in writing and shall be deemed properly delivered when (i) delivered personally or by messenger (including air courier), or (ii) by the mailing of such notice to the party entitled thereto, registered or certified mail, postage prepaid to the parties at the following addresses (or to such other addresses designated in writing by one party to the other):

(a) If to Indemnitee, to:
(b) If to the Company, to:	21st Century Insurance Group 6301 Owensmouth Avenue Woodland Hills, CA 91367 Attention:

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

22.
Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

23.
Miscellaneous.

(a)
Governing Law.    This Agreement shall be interpreted and enforced in accordance with the laws of Delaware.

(b)
Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced as evidence of the existence of this Agreement.

(c)
No Construction as Employment Agreement.    This agreement shall not be deemed an employment contract between the Company and any Indemnitee who is an officer of the Company, and, if Indemnitee is an officer of the Company, Indemnitee specifically acknowledges that Indemnitee may be discharged at any time for any reason, with or without cause, and with or without severance compensation, except as may be otherwise provided in a separate written contract between Indemnitee and the Company.

(d)
Modification and Waiver.    No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

(e)
Headings; References; Pronouns.    The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to section numbers are to sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

21ST CENTURY INSURANCE GROUP
By: Name: Title:
INDEMNITEE
Name: Address:

EXHIBIT 1

UNDERTAKING TO REPAY INDEMNIFICATION EXPENSES

I                                        , agree to reimburse 21st Century Insurance Group ("the Company") for all expenses paid to me by the Company for my defense in any civil or criminal action, suit, or proceeding, in the event, and to the extent that it shall ultimately be determined that I am not entitled to be indemnified by the Company for such expenses.

Signature

Typed Name

Office

CALIFORNIA ) ss:

Before me                        , on this day personally appeared                        , known to me to be the person whose name is subscribed to the foregoing instrument, and who, after being duly sworn, stated that the contents of said instrument is to the best of his/her knowledge and belief true and correct and who acknowledged that he/she executed the same for the purpose and consideration therein expressed.

GIVEN under my hand and official seal at Woodland Hills, CA, this            day of                        , 200    .

Notary Public

My commission expires:

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PRINCIPAL REASONS FOR THE REINCORPORATION
ANTI-TAKEOVER IMPLICATIONS
NO CHANGE IN THE BOARD MEMBERS, BUSINESS, MANAGEMENT, LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY, NAME OR EMPLOYEE PLANS
THE CHARTER AND BYLAWS OF 21ST CENTURY CALIFORNIA AND 21ST CENTURY DELAWARE
SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE
CERTAIN FEDERAL INCOME TAX CONSEQUENCES
PROPOSAL TWO INDEMNITY AGREEMENTS
AUTHORITY FOR AND PURPOSE OF INDEMNITY AGREEMENTS
RIGHTS AND AUTHORIZATIONS UNDER DELAWARE LAW
INDEMNIFICATION AND ADVANCEMENT OF EXPENSES AND LIMITATIONS OF LIABILITY CURRENTLY AUTHORIZED BY 21ST CENTURY DELAWARE
PRINCIPAL TERMS OF THE INDEMNIFICATION AGREEMENTS
VOTE REQUIRED FOR APPROVAL OF THE INDEMNITY AGREEMENTS
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PRINCIPAL SHAREHOLDERS
MANAGEMENT OWNERSHIP
AGREEMENT AND PLAN OF MERGER
RECITALS
ARTICLE I MERGER
ARTICLE II CHARTER DOCUMENTS; DIRECTORS AND OFFICERS
ARTICLE III MANNER OF CONVERSION OF STOCK
ARTICLE IV GENERAL
ARTICLE I NAME OF CORPORATION
ARTICLE II REGISTERED OFFICE
ARTICLE III PURPOSE
ARTICLE IV AUTHORIZED CAPITAL STOCK
ARTICLE V BOARD POWER REGARDING BYLAWS
ARTICLE VI DIRECTORS
ARTICLE VII LIABILITY
ARTICLE VIII INDEMNIFICATION
ARTICLE IX CORPORATE POWER
ARTICLE X CALL OF SPECIAL MEETINGS OF STOCKHOLDERS
ARTICLE XI STOCKHOLDER ACTION BY WRITTEN CONSENT
ARTICLE XII INCORPORATOR
ARTICLE I STOCKHOLDERS
ARTICLE II BOARD OF DIRECTORS
ARTICLE III COMMITTEES
ARTICLE IV OFFICERS
ARTICLE V STOCK
ARTICLE VI NOTICES
ARTICLE VII MISCELLANEOUS
ARTICLE VIII INDEMNIFICATION OF DIRECTORS AND OFFICERS
ARTICLE IX AMENDMENTS
21ST CENTURY INSURANCE GROUP INDEMNIFICATION AGREEMENT
RECITALS
UNDERTAKING TO REPAY INDEMNIFICATION EXPENSES